Defined Benefit Plans - Summary of Effect of 1% Change in Assumed Health Cost (Detail) $ in Thousands	12 Months Ended
Mar. 31, 2016 USD ($)
Postemployment Benefits [Abstract]
Effect on total service and interest costs, Increase	$ 3
Effect on post-retirement benefit obligation, Increase	71
Effect on total service and interest costs, Decrease	2
Effect on post-retirement benefit obligation, Decrease	$ 62